UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM N-CSRS


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07136

Name of Fund:  MuniYield Pennsylvania Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Pennsylvania Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


Semi-Annual Reports
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock Shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders or Common Stock Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ 08543-9011


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MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Common Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2005, the percentages of MuniYield Florida Insured Fund's, MuniYield New Jersey Insured Fund, Inc.'s and MuniYield Pennsylvania Insured Fund's total net assets invested in inverse floaters were 5.49%, 9.32% and 12.53%, respectively, before the deduction of Preferred Shares or Stock.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers


We continued to focus our investment further out on the municipal yield curve, a strategy that proved constructive as the curve flattened and long-term bonds outperformed short-term issues.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term yields increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. An advanced estimate of first quarter 2005 GDP growth came in at an unexpectedly low 3.1%, although that figure was later revised upward to 3.5%.

Nevertheless, it appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past six months, 30-year Treasury bond yields declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates rose while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57%.

During the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities have sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest costs. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year.


MuniYield Florida Insured Fund

Describe conditions in the State of Florida.

During the past several months, ratings agency Moody's increased Florida's credit rating from AA2 to AA1, and Standard & Poor's increased its rating from AA+ to AAA. At period-end, Fitch maintained a rating of AA. The favorable ratings are based on the state's solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states.

Last year's hurricane season had little impact on the state's finances. Florida's continued economic strength is bolstered by robust population growth, which is attributed to its attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from sub par economic trends.

Currently, the state's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high healthcare costs facing the state - roughly $15 billion or 26% in the upcoming budget - Governor Jeb Bush has proposed a partially private health insurance plan. Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Shares of MuniYield Florida Insured Fund had net annualized yields of 6.02% and 6.24%, based on a period-end per share net asset value of $15.17 and a per share market price of $14.63, respectively, and $.453 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.80%, based on a change in per share net asset value from $15.22 to $15.17, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, lagged the +3.23% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida.)

In the first three months of the period, we increased the Fund's use of leverage by issuing additional Auction Market Preferred Shares (AMPS). Although AMPS issuance comes at a cost and detracted from relative performance early in the period, we believe the increased accrual generated from the additional leverage will benefit Fund performance in the months ahead. Also detracting from relative performance was the fact that the Fund has more limited investment parameters than many of its Lipper peers. This prohibited us from taking fuller advantage of the spread compression trend that benefited lower-quality issues over the past several months. Overall, however, the Fund continued to provide a competitive yield and positive total return while investing in a portfolio consisting primarily of high-quality, insured bonds.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not make any material changes to our strategy or to the portfolio's structure over the past six months. Although the market was quite volatile, ultimately, it moved very little from where we started the period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility.

To that end, we sought to sell bonds in the 10-year - 15-year maturity range, although this proved more challenging in recent months as the yield curve flattened and bonds in the intermediate range began to cheapen relative to longer-dated securities. In making new purchases, we focused on premium-coupon bonds in the 20-year - 30-year maturity range. Efforts on this front also were somewhat limited, as few new issues met our desired investment characteristics. While issuance of Florida municipal bonds increased 29% versus the same six-month period a year ago, the majority of the new issues offered maturities of only 15 years - 20 years and yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar.

For the six-month period ended April 30, 2005, the Fund's AMPS had an average yield of 1.58% for Series A and 1.43% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Despite the recent Fed interest rate increases, the tax-exempt yield curve has remained relatively steep and has continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.99% of total net assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


How would you characterize the Fund's position at the close of the period?

We maintained a slightly defensive market posture at the close of the period. The Fed is expected to continue its monetary tightening program, which should eventually prompt long-term market rates to follow short-term rates higher. We believe our defensive stance should ready the Fund for relative outperformance under these circumstances.

As long as the municipal yield curve remains fairly steep, we will continue in our efforts to sell the intermediate part of the curve and use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced. We believe this strategy has served the Fund well against the prevailing market and economic backdrop.


MuniYield New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

New Jersey has remained active in the debt market, reflecting the state's efforts to manage its fiscal challenges.

Revenue collections for the first seven months of fiscal year 2005 (which ends June 30, 2005) fell short by $204 million. However, income tax revenue increased by 19.9% and sales tax by 4.2%, while corporate business tax decreased by 7.4%. On March 1, Acting Governor Richard Codey submitted his fiscal year 2006 budget recommendations. He proposed a budget of $27.4 billion, which was 2.2% less than the 2005 budget and relies much less on the use of one-time revenues. Proposed spending reductions include, among other things, $1.2 billion from eliminating and reducing New Jersey's property tax rebates for at least one year, and savings of approximately $600 million from reductions in government spending, including 500 job cuts. Further savings would be realized from freezing most direct state aid to municipalities and school districts at current levels.

On the revenue side, the budget proposal includes raising $275 million by extending the state's 6% sales tax to some goods and services that are currently tax-exempt, $500 million from asset sales, and $150 million from installing video slot machines at the Meadowlands. The budget proposal received positive responses from credit rating agencies, prompting Moody's and Standard & Poor's to confirm their Aa3 and AA- ratings, respectively, on the state's debt.

New Jersey's unemployment rate is improving, according to U.S. Department of Labor Statistics. In February 2005, the state's unemployment rate was 4.4%, down from 5.4% in February 2004.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield New Jersey Insured Fund, Inc. had net annualized yields of 6.07% and 6.33%, based on a period-end per share net asset value of $15.56 and a per share market price of $14.92, respectively, and $.468 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.80%, based on a change in per share net asset value from $15.46 to $15.56, and assuming reinvestment of all distributions.

While the Fund provided a highly competitive yield, its total return, based on net asset value, trailed the +4.25% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.)

Several factors contributed to Fund performance. Most notable was our yield curve positioning, which was designed to capitalize on what we expected would be a flattening trend. We moved a portion of bonds in the 10-year - 15-year maturity range further out on the curve to the 20-year - 25-year area. Our strategy paid off, as the yield curve did flatten and shorter-term bonds significantly lagged longer-term issues. Also contributing to performance were our positions in zero-coupon, or capital appreciation, bonds, as well as the advance refunding of a portion of the Fund's holdings. We also were able to generate some incremental return through hedging strategies, employing both the swap and futures markets. Lastly, even though roughly 85% of the portfolio is invested in AAA-rated insured paper, we do have the capability to invest a portion of assets in lower-rated investment grade issues. To the extent that we did, the Fund benefited from the incremental yield generated by those investments as well as the ongoing compression in credit spreads that benefited these lower-quality issues.



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Detracting from relative performance was, primarily, the fact that the Fund has more limited investment parameters than many of its peers. This prohibited us from taking fuller advantage of the spread compression trend. New Jersey municipal debt funds that invest in non-investment grade and non-rated bonds had a clear competitive advantage. Also, while we did extend the Fund's duration to a more neutral posture, we were reluctant to extend much further given our interest rate outlook and the likely impact on the portfolio's distribution yield. Thus, some shorter-dated bonds were retained in the portfolio and underperformed as the yield curve flattened. Having said that, in order to maintain a relatively competitive accrual for our shareholders, we were inclined to hold onto several of our shorter holdings that are booked at higher yields and generate meaningful income for the portfolio.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

As mentioned earlier, we focused on adding longer-dated bonds to the portfolio and selling some of our shorter-dated holdings. For the six-month period, issuance of long-term municipal bonds in New Jersey increased a remarkable 41.5% versus the same six months one year earlier. The significant increase in debt issuance was prompted by the state's need to close its budget gap and also reflected the state's efforts to aggressively refinance its debt in the low interest rate environment. The net result was that New Jersey municipal bonds cheapened on a relative basis. This presented us with sufficient opportunity to accomplish our restructuring goals.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.74% for Series A and 1.28% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.01% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period relatively neutral with respect to interest rate risk. As a result, we would expect the Fund to perform, on average, similar to its benchmark in the months ahead (absent further significant compression in credit spreads). We maintain a high-quality portfolio. In fact, the Fund's average credit quality improved during the period as spreads tightened, and we took profits on some of our lower-rated investment grade holdings, particularly bonds backed by tobacco revenues, which were among the market's best performers.

Overall, we do not anticipate any major changes in terms of portfolio composition or structure. We expect that New Jersey supply will remain robust as the state continues to refinance its debt, which should keep New Jersey bonds inexpensive on a relative basis.


MuniYield Pennsylvania Insured Fund

Describe conditions in the Commonwealth of Pennsylvania.

Following several years of recession and slow growth, Pennsylvania managed to protect its credit ratings of A2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, by maintaining conservative budgeting practices, a relatively low debt burden and a more diversified service economy.

In past years, a weak economy led the commonwealth to draw down its "rainy day" fund to balance its budget. Pennsylvania also resorted to a combination of tax increases, the use of one-time funds and spending cuts. The threat of a projected $1 billion budget deficit for the 2004 fiscal year led to taxes on cigarettes and cell phones and an increase in the personal income tax rate - measures that helped to generate a $637 million surplus. Pennsylvania's fiscal year 2005 budget of $22.8 billion is balanced, thanks in part to the fiscal surplus and a full year impact of higher personal income taxes. At the end of February 2005, the commonwealth's general fund collections for the 2005 fiscal year exceeded budget estimates by 1.5%, or $204 million.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)



Pennsylvania's legislature recently approved Governor Edward Rendell's plan to use slot machine revenues for increased state aid to local school districts. Expanded gaming in the commonwealth is projected to generate $1 billion in local property-tax relief among Pennsylvania's 501 school districts.

Last year marked the first year of total job growth in Pennsylvania since 2000. Labor gains have continued into 2005, with March total employment up 1.5% compared to the prior year. Pennsylvania's seasonally adjusted unemployment rate of 5.4% in March matched the national average. Personal income growth continues to lag the rest of the nation, however, with income growth per capita of 4.5% in Pennsylvania, compared to 5.7% nationally.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Shares of MuniYield Pennsylvania Insured Fund had net annualized yields of 6.05% and 6.31%, based on a period-end per share net asset value of $16.09 and a per share market price of $15.43, respectively, and $.483 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +3.49%, based on a change in per share net asset value from $16.04 to $16.09, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.75% average return of the Lipper Pennsylvania Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania or a city in Pennsylvania.) In addition, the Fund's six-month net yield of 6.23% exceeded the 5.94% average yield of the Lipper category.

The Fund's outperformance can be attributed to a few factors, including security selection, favorable timing and our focus on the long end of the municipal yield curve. As the yield curve flattened considerably over the past six months, long-term bonds outperformed shorter-term issues, and our focus on this segment of the curve enhanced Fund results.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

During the period, we focused primarily on protecting the Fund's net asset value and providing shareholders with above-average income. Several of the higher-coupon bonds in the portfolio were called during the past six months. The bonds had average coupon income of 6.67% and accounted for approximately 7.3% of the portfolio. Proceeds from the bond calls were reinvested in above-average coupon structures, when available, and despite today's lower-rate environment, the Fund was still able to maintain a very competitive current yield distribution.

Also during the period, we sought to pick up additional yield for the portfolio by investing in longer-dated bonds. Although the yield curve began to flatten considerably, the long end remained fairly steep. This area of the curve also has been less subject to bouts of volatility, allowing us the opportunity to add incremental yield while also muting the Fund's price volatility. Implementing our strategy proved to be a challenge at times as the Pennsylvania new-issue market continued to be dominated by par bonds that did not fit our desired investment characteristics. The maturities of the new issues have been shorter, generally in the 20-year range. However, we were able to accomplish our goal through the purchase of newly issued Puerto Rico Electric Power insured bonds. (Bonds issued by Puerto Rico and other U.S. territories are fully tax-exempt in all 50 states.)



SEMI-ANNUAL REPORTS, APRIL 30, 2005



For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Shares (AMPS) had an average yield of 1.85% for Series A, 1.78% for Series B and 1.60% for Series C. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Despite the recent Fed interest rate increases, the tax-exempt yield curve has remained relatively steep and has continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.56% of total net assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remain somewhat cautious in our outlook for the municipal market in the months ahead. Inflationary data could prove troubling to the Fed, which at its March meeting expressed greater concern about rising prices. Our view is that the Fed will continue to steadily increase the federal funds rate toward 3.5% - 3.75% by the end of the year. All else being equal, we believe the municipal bond market is well positioned to outperform other fixed income markets given an expected decrease in supply with no loss of demand. Against this backdrop, we intend to maintain our focus on premium-coupon issues in the 20-year - 25-year maturity range.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Insured Fund


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield New Jersey Insured Fund, Inc.


William R. Bock
Vice President and Portfolio Manager
MuniYield Pennsylvania Insured Fund


May 26, 2005



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Portfolio Information



Quality Profiles as of April 30, 2005



                                               Percent of
MuniYield Florida Insured Fund                   Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          92.3%
AA/Aa                                             1.0
A/A                                               5.1
BBB/Baa                                           1.1
Other*                                            0.5

* Includes portfolio holdings in variable rate demand notes.



                                               Percent of
MuniYield New Jersey Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          84.1%
AA/Aa                                             1.8
A/A                                               4.1
BBB/Baa                                           8.2
Other*                                            1.8

* Includes portfolio holdings in variable rate demand notes.



                                               Percent of
MuniYield Pennsylvania Insured Fund              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          81.2%
AA/Aa                                             2.6
A/A                                               9.8
BBB/Baa                                           1.4
NR (Not Rated)                                    1.6
Other*                                            3.4

* Includes portfolio holdings in variable rate demand notes.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                    MuniYield Florida Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
District of Columbia--0.8%

           $ 1,000    Metropolitan Washington Airports Authority, D.C., Airport System Revenue Bonds, AMT,
                      Series A, 5.25% due 10/01/2032 (c)                                                                $   1,042


Florida--140.5%

             1,300    Alachua County, Florida, School Board, COP, 5.25% due 7/01/2029 (a)                                   1,403

               700    Boynton Beach, Florida, Utility System Revenue Refunding Bonds, 6.25% due 11/01/2020 (b)(c)             843

             5,000    Dade County, Florida, Aviation Revenue Bonds, AMT, Series B, 5.75% due 10/01/2012 (h)                 5,152

             1,000    Daytona Beach, Florida, Utility System Revenue Refunding Bonds, Series B, 5% due 11/15/2027 (c)       1,047

             5,635    Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida
                      Health Care Facility Loan), 5.95% due 7/01/2020 (a)                                                   5,708

               500    Escambia County, Florida, Health Facilities Authority, Revenue Refunding Bonds (Ascension Health
                      Credit), Series A-1, 5.75% due 11/15/2009 (a)(i)                                                        560

             2,110    First Florida Governmental Financing Commission Revenue Bonds, 5.70% due 7/01/2017 (h)                2,250

             1,150    Florida HFA, Housing Revenue Bonds (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due
                      8/01/2014 (a)                                                                                         1,174

               665    Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 4,
                      6.25% due 7/01/2022 (f)                                                                                 683

             2,000    Florida State Board of Education, Capital Outlay, GO (Public Education), Series B, 5% due
                      6/01/2031 (c)                                                                                         2,092

             6,190    Florida State Board of Education, Lottery Revenue Bonds, Series A, 6% due 7/01/2015 (c)               7,024

             1,000    Florida State Governmental Utility Authority, Utility Revenue Bonds (Lehigh Utility System),
                      5.125% due 10/01/2033 (a)                                                                             1,056

             1,860    Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation),
                      Series B, 5% due 7/01/2030                                                                            1,922

             3,700    Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist
                      Health System), Series A, 6% due 11/15/2031                                                           4,004

                      Hillsborough County, Florida, School Board, COP (h):
             6,000        5.375% due 7/01/2009 (i)                                                                          6,550
             1,000        5% due 7/01/2029                                                                                  1,048

             2,615    Hillsborough County, Florida, School District, Sales Tax Revenue Refunding Bonds, 5.375% due
                      10/01/2011 (a)(i)                                                                                     2,925

                      Jacksonville Electric Authority, Florida, Water and Sewer System Revenue Bonds (h):
             2,000        Series A, 5.375% due 10/01/2030                                                                   2,070
             2,610        Series C, 5.25% due 10/01/2037                                                                    2,677

                      Jacksonville, Florida, Economic Development Commission, Health Care Facilities Revenue Bonds
                      (Mayo Clinic--Jacksonville) (h):
             1,000        Series A, 5.50% due 11/15/2036                                                                    1,101
               750        Series B, 5.50% due 11/15/2036                                                                      826


Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                        MuniYield Florida Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Florida (continued)

           $ 1,140    Jacksonville, Florida, Economic Development Commission, IDR (Metropolitan Parking Solutions
                      Project), 5.50% due 10/01/2030 (l)                                                                $   1,190

             1,455    Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, 5.25%
                      due 10/01/2032 (c)                                                                                    1,559

                      Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT (h):
             1,025        5.625% due 11/01/2010 (i)                                                                         1,134
             1,225        5.625% due 11/01/2026                                                                             1,322

             2,000    Lakeland, Florida, Electric and Water Revenue Refunding Bonds, Series A, 5% due 10/01/2028 (h)        2,068

             1,000    Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due 10/01/2029 (f)                      1,110

             1,285    Lee County, Florida, Capital Revenue Bonds, 5.25% due 10/01/2023 (a)                                  1,410

               195    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, Series A,
                      Sub-Series 3, 7.45% due 9/01/2027 (d)(e)(g)                                                             201

             1,000    Leesburg, Florida, Capital Improvement Revenue Bonds, 5.25% due 10/01/2034 (c)                        1,078

               300    Marco Island, Florida, Utility System Revenue Bonds, 5.25% due 10/01/2021 (h)                           331

             1,000    Martin County, Florida, Utilities System Revenue Bonds, 5.125% due 10/01/2033 (a)                     1,056

             2,000    Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due 9/01/2025 (a)                          2,221

                      Miami-Dade County, Florida, Aviation Revenue Bonds:
            12,500        AMT, Series A, 5% due 10/01/2033 (f)                                                             12,764
             5,000        (Miami International Airport), AMT, Series A, 6% due 10/01/2024 (c)                               5,565
             1,140        (Miami International Airport), AMT, Series A, 5% due 10/01/2030 (c)                               1,171
             5,035        (Miami International Airport), Series B, 5% due 10/01/2037 (c)                                    5,237

             2,000    Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds (University of Miami),
                      Series A, 5.75% due 4/01/2029 (a)                                                                     2,207

                      Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds, Series B (c):
             1,000        5.25% due 7/01/2027                                                                               1,081
             2,875        5% due 7/01/2033                                                                                  3,013

             3,480    Miami-Dade County, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds,
                      DRIVERS, Series 208, 9.87% due 8/15/2017 (a)(k)                                                       4,216

             1,655    Miami-Dade County, Florida, IDA, IDR (BAC Funding Corporation Project), Series A, 5.375% due
                      10/01/2030 (a)                                                                                        1,796

             2,000    Miami-Dade County, Florida, School Board COP, Series A, 5.50% due 10/01/2009 (f)(i)                   2,201

             1,865    Miami-Dade County, Florida, Solid Waste System Revenue Bonds, 5.25% due 10/01/2030 (h)                2,024

             1,000    Northern Palm Beach County Improvement District, Florida, Water Control and Improvement,
                      Revenue Refunding Bonds (Unit of Development No. 9B), 5% due 8/01/2029 (h)                            1,064

             4,765    Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue
                      Refunding Bonds (Rollins College Project), 5.50% due 12/01/2032 (a)                                   5,249

                      Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
               600        (Adventist Health System), 6.25% due 11/15/2024                                                     669
             1,835        (Orlando Regional Healthcare), 6% due 12/01/2029                                                  1,994

             1,000    Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series A, 5.125% due 1/01/2023 (c)         1,083

             6,500    Orange County, Florida, School Board, COP, Series A, 5.25% due 8/01/2023 (h)                          6,957


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                        MuniYield Florida Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Florida (concluded)

           $ 5,330    Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due 10/01/2032 (a)          $   5,843

                      Orlando and Orange County, Florida, Expressway Authority Revenue Bonds, Series B (a):
             4,000        5% due 7/01/2030                                                                                  4,188
             5,015        5% due 7/01/2035                                                                                  5,237

             1,530    Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue Bonds, 5.25% due 10/01/2025 (a)     1,657

             2,000    Osceola County, Florida, School Board, COP, Series A, 5.25% due 6/01/2027 (a)                         2,148

             1,100    Osceola County, Florida, Tourist Development Tax Revenue Bonds, Series A, 5.50% due 10/01/2027 (c)    1,212

             1,500    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20% due 6/01/2015 (c)        1,935

             2,000    Palm Beach County, Florida, School Board, COP, Refunding, Series D, 5.25% due 8/01/2021 (f)           2,163

                      Palm Beach County, Florida, School Board, COP, Series A (i):
             5,000        6% due 8/01/2010 (c)                                                                              5,729
             1,500        5.50% due 8/01/2011 (a)                                                                           1,698

             1,000    Pembroke Pines, Florida, Public Improvement Revenue Bonds, Series A, 5% due 10/01/2034 (a)            1,051

             1,000    Polk County, Florida, Utility System Revenue Bonds, 5.25% due 10/01/2022 (c)                          1,101

             1,055    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25% due 9/01/2024 (h)                               1,150

             1,400    Saint Johns County, Florida, Sales Tax Revenue Bonds, GO, Series A, 5.25% due 10/01/2031 (a)          1,511

             1,000    Saint Lucie, Florida, West Services District, Utility Revenue Bonds, 5.25% due 10/01/2034 (h)         1,085

             2,000    South Broward, Florida, Hospital District Revenue Bonds, DRIVERS, Series 337, 7.945% due
                      5/01/2032 (h)(k)                                                                                      2,387

             1,000    South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital Inc.), 5.80%
                      due 10/01/2034                                                                                        1,041

             1,240    Stuart, Florida, Public Utilities Revenue Refunding and Improvement Bonds, 5.25% due
                      10/01/2024 (c)                                                                                        1,365

             2,280    University of Central Florida (UCF) Athletics Association Inc., COP, Series A, 5.25% due
                      10/01/2034 (c)                                                                                        2,441

                      Village Center Community Development District, Florida, Recreational Revenue Bonds, Series A (h):
             1,640        5.375% due 11/01/2034                                                                             1,795
             1,000        5.125% due 11/01/2036                                                                             1,063

                      Village Center Community Development District, Florida, Utility Revenue Bonds (h):
             2,585        5.25% due 10/01/2023                                                                              2,802
             4,000        5.125% due 10/01/2028                                                                             4,247


New Jersey--1.7%

             2,000    New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024                                      2,116


Tennessee--0.8%

             1,000    Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local Government Public
                      Improvement IV, VRDN, Series E-5, 3.01% due 6/01/2020 (a)(j)                                          1,000


Texas--0.1%

               100    Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds (Texas
                      Children's Hospital), VRDN, Series B-1, 2.98% due 10/01/2029 (h)(j)                                     100


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                        MuniYield Florida Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Puerto Rico--6.9%

           $ 1,970    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series II, 5.375% due 7/01/2019 (h)    $   2,198

             1,000    Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding Bonds,
                      Series I, 5% due 7/01/2036                                                                            1,036

             1,145    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E,
                      5.70% due 2/01/2010 (i)                                                                               1,275

             3,550    Puerto Rico Public Finance Corporation Revenue Refunding Bonds, RIB, Series 522X, 7.51% due
                      8/01/2022 (h)(k)                                                                                      4,389

           Total Investments (Cost--$181,267*)--150.8%                                                                    193,091
           Other Assets Less Liabilities--5.5%                                                                              6,982
           Preferred Shares, at Redemption Value--(56.3%)                                                                (72,029)
                                                                                                                        ---------
           Net Assets Applicable to Common Shares--100.0%                                                               $ 128,044
                                                                                                                        =========

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) MBIA Insured.

(i) Prerefunded.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) ACA Insured.

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                    $     181,209
                                                      =============
    Gross unrealized appreciation                     $      12,154
    Gross unrealized depreciation                             (272)
                                                      -------------
    Net unrealized appreciation                       $      11,882
                                                      =============

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity          Income

    Merrill Lynch Institutional
      Tax-Exempt Fund                     (4,919)             $6


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                     (in Thousands)

                                                       Unrealized
                                          Notional    Appreciation
                                           Amount    (Depreciation)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate
    and pay a fixed rate equal to
    3.567%

    Broker, JPMorgan Chase Bank
    Expires May 2015                     $ 7,300           $    10

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate
    and pay a fixed rate equal to
    3.891%

    Broker, JPMorgan Chase Bank
    Expires July 2015                    $ 7,300             (160)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate
    and pay a fixed rate equal to
    3.702%

    Broker, JPMorgan Chase Bank
    Expires July 2015                    $15,000              (97)
                                                           -------
    Total                                                  $ (247)
                                                           =======

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                           MuniYield New Jersey Insured Fund, Inc.          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
New Jersey--144.4%

           $ 1,000    Delaware River and Bay Authority Revenue Bonds, 5% due 1/01/2033 (d)(k)                           $   1,044

                      Delaware River Joint Toll Bridge Commission, Pennsylvania and New Jersey, Bridge Revenue
                      Refunding Bonds:
             1,875        5% due 7/01/2023                                                                                  1,967
             1,000        5% due 7/01/2028                                                                                  1,037

             2,500    Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RIB, Series 396,
                      8.713% due 1/01/2019 (c)(f)                                                                           3,072

               540    Essex County, New Jersey, Improvement Authority Revenue Bonds, Series A, 5% due 10/01/2028 (b)          567

             6,925    Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds, Series B,
                      5.12%** due 11/01/2023 (c)                                                                            3,012

                      Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation Revenue
                      Bonds, Series A (c):
             2,605        5.80% due 11/01/2022                                                                              2,946
             3,300        5.75% due 11/01/2028                                                                              3,956

             2,000    Gloucester County, New Jersey, Improvement Authority, Solid Waste Resource Recovery Revenue
                      Refunding Bonds (Waste Management Inc. Project), Series A, 6.85% due 12/01/2029                       2,255

             1,000    Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)                                   1,212

             8,250    Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding Bonds
                      (Hudson County Lease Project), 5.375% due 10/01/2024 (b)                                              8,823

                      Jackson Township, New Jersey, School District, GO (b):
             2,880        5% due 4/15/2017                                                                                  3,088
             5,200        5% due 4/15/2020                                                                                  5,516

             3,750    Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding Bonds, 6.25% due 1/01/2014 (a)      4,469

             3,000    Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (d)                                    3,171

                      Monmouth County, New Jersey, Improvement Authority, Governmental Loan Revenue Bonds (a):
               735        5.20% due 12/01/2014                                                                                801
             2,305        5.25% due 12/01/2015                                                                              2,510

                      Monmouth County, New Jersey, Improvement Authority, Governmental Loan Revenue Refunding Bonds (a):
             1,695        5% due 12/01/2017                                                                                 1,823
             1,520        5% due 12/01/2018                                                                                 1,633
             1,540        5% due 12/01/2019                                                                                 1,654

             2,260    New Jersey Building Authority, State Building Revenue Refunding Bonds, Series B, 5.25% due
                      12/15/2015 (b)                                                                                        2,545

                      New Jersey EDA, Cigarette Tax Revenue Bonds:
             1,060        5.625% due 6/15/2019                                                                              1,139
               785        5.75% due 6/15/2029                                                                                 841
               225        5.50% due 6/15/2031                                                                                 235
               465        5.75% due 6/15/2034                                                                                 497

               980    New Jersey EDA, EDR, Refunding (The Seeing Eye, Inc. Project), 5% due 12/01/2024 (a)                  1,046

             1,000    New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village), Series C, 5.50% due 1/01/2028        999

             1,700    New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village), Series A, 5.50%
                      due 1/01/2018                                                                                         1,722

                      New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
             3,325        4.95%** due 7/01/2021                                                                             1,624
             3,900        5% due 7/01/2029                                                                                  4,102
             8,500        5.25% due 7/01/2033                                                                               9,166
             1,765        5% due 7/01/2034                                                                                  1,851

             6,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation Project),
                      Series A, 6.35% due 10/01/2022 (a)                                                                    6,137

                      New Jersey EDA, School Facilities Construction Revenue Bonds:
             3,390        Series 2003F, 5% due 6/15/2024 (b)                                                                3,615
             1,265        Series I, 5% due 9/01/2027                                                                        1,313
             3,500        Series L, 5% due 3/01/2030 (c)                                                                    3,689

             6,500    New Jersey EDA, School Facility Construction, Revenue Refunding Bonds, Series K, 5.25% due
                      12/15/2017 (b)                                                                                        7,269

             5,070    New Jersey EDA, Water Facilities Revenue Bonds (New Jersey--American Water Company, Inc.
                      Project), Series A, 6.875% due 11/01/2034 (b)                                                         5,188

             2,550    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc.
                      Project), VRDN, Series A, 2.96% due 11/01/2026 (a)(e)                                                 2,550


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                               MuniYield New Jersey Insured Fund, Inc.          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
New Jersey (continued)

                      New Jersey Health Care Facilities Financing Authority Revenue Bonds:
           $ 1,125        (Somerset Medical Center), 5.50% due 7/01/2033                                                $   1,122
             4,000        (South Jersey Hospital), 6% due 7/01/2026                                                         4,280

                      New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
               615        (Atlantic City Medical Center), 6.25% due 7/01/2017                                                 699
             1,315        (Atlantic City Medical Center), 5.75% due 7/01/2025                                               1,419
             2,425        (Holy Name Hospital), 6% due 7/01/2025                                                            2,526
             2,250        (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)                                2,421
               285        (Saint Clare's Hospital Inc.), Series A, 4.25% due 7/01/2017 (j)                                    284

                      New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds (Convention
                      Center) (d):
             2,000        5% due 9/01/2017                                                                                  2,122
             1,000        5.50% due 3/01/2022                                                                               1,164

               920    New Jersey Sports and Exposition Authority, State Contract Revenue Refunding Bonds, VRDN,
                      Series B-1, 2.93% due 3/01/2021 (d)(e)                                                                  920

             3,200    New Jersey State Educational Facilities Authority, Higher Education, Capital Improvement Revenue
                      Bonds, Series A, 5.125% due 9/01/2022 (a)                                                             3,439

                      New Jersey State Educational Facilities Authority Revenue Bonds (Rowan University), Series C (d):
             1,315        5.125% due 7/01/2028                                                                              1,400
             1,185        5% due 7/01/2034                                                                                  1,243

                      New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
             3,185        (Montclair State University), Series L, 5% due 7/01/2034 (d)                                      3,340
               530        (Rowan University), 4.50% due 7/01/2027 (a)                                                         533
               555        (Rowan University), Series C, 5% due 7/01/2031 (b)                                                  578
             1,440        (William Paterson University), Series E, 5.375% due 7/01/2017 (g)                                 1,586
             1,725        (William Paterson University), Series E, 5% due 7/01/2021 (g)                                     1,833

             3,500    New Jersey State, GO, Refunding, Series H, 5.25% due 7/01/2015 (c)                                    3,956

             6,075    New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT,
                      Series A, 5.30% due 6/01/2017 (a)                                                                     6,267

             4,425    New Jersey State Housing and Mortgage Financing Agency, Capital Fund Program Revenue Bonds,
                      Series A, 4.70% due 11/01/2025 (c)                                                                    4,496

             3,150    New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, AMT, Series CC,
                      5.80% due 10/01/2020 (d)                                                                              3,312

             1,025    New Jersey State Housing and Mortgage Financing Agency, M/F Revenue Bonds, Series D, 4.60%
                      due 11/01/2025 (b)                                                                                    1,029

             1,500    New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds,
                      Series A, 5% due 6/15/2008 (c)(i)                                                                     1,592

                      New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding
                      Bonds, Series B (d):
             2,920        5.50% due 12/15/2015                                                                              3,348
             3,600        5.50% due 12/15/2021                                                                              4,184

                      New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
             3,005        Series B, 5.15%** due 1/01/2035 (a)                                                               1,908
               400        VRDN, Series C-3, 2.94% due 1/01/2024 (c)(e)                                                        400

                      New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
             2,500        Series A, 5.75% due 1/01/2010 (d)(i)                                                              2,793
             1,835        Series C-1, 4.50% due 1/01/2031 (a)                                                               1,836

             1,000    Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd Series, 6.125%
                      due 6/01/2094                                                                                         1,204

             4,075    Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT, Class R,
                      Series 10, 8.463% due 1/15/2017 (c)(f)                                                                4,509

             3,180    Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS, AMT, Series 153,
                      7.185% due 9/15/2012 (b)(f)                                                                           3,410

             2,200    South Jersey, New Jersey, Revenue Refunding Bonds (Port Corporation), 5% due 1/01/2023                2,295

             1,715    Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041                1,853

                      Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds (Ogden
                      Martin System of Union, Inc.), AMT, Series A (a):
             1,590        5.375% due 6/01/2017                                                                              1,680
             1,670        5.375% due 6/01/2018                                                                              1,765


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                               MuniYield New Jersey Insured Fund, Inc.          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
New Jersey (concluded)

                      University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A (a):
           $   570        5.50% due 12/01/2018                                                                          $     637
             1,145        5.50% due 12/01/2019                                                                              1,280
             1,130        5.50% due 12/01/2020                                                                              1,252
               865        5.50% due 12/01/2021                                                                                959


Puerto Rico--11.6%

             1,500    Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                      Refunding Bonds, Series J, 5% due 7/01/2029 (d)                                                       1,590

                      Puerto Rico Electric Power Authority, Power Revenue Bonds:
             1,830        Series HH, 5.25% due 7/01/2029 (c)                                                                1,971
             2,000        Series RR, 5% due 7/01/2028 (h)                                                                   2,118

             1,500    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series PP, 5% due
                      7/01/2025 (b)                                                                                         1,600

             2,110    Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities
                      Revenue Bonds (Ascension Health), RIB, Series 377, 8.96% due 11/15/2030 (f)                           2,637

             5,250    Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211, 7.211% due
                      7/01/2021 (d)(f)                                                                                      5,941

           Total Investments (Cost--$200,295*)--156.0%                                                                    212,815
           Liabilities in Excess of Other Assets--(2.1%)                                                                  (2,879)
           Preferred Stock, at Redemption Value--(53.9%)                                                                 (73,524)
                                                                                                                        ---------
           Net Assets Applicable to Common Stock--100.0%                                                                $ 136,412
                                                                                                                        =========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(f) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(g) XL Capital Insured.

(h) CIFG Insured.

(i) Prerefunded.

(j) Radian Insured.

(k) All or a portion of security held as collateral in connection with open financial futures contracts.

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $      200,059
                                                     ==============
    Gross unrealized appreciation                    $       12,867
    Gross unrealized depreciation                             (111)
                                                     --------------
    Net unrealized appreciation                      $       12,756
                                                     ==============

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity          Income

    CMA New Jersey Municipal
       Money Fund                         (2,528)            $10

    Financial futures contracts sold as of April 30, 2005 were as follows:

                                                     (in Thousands)

    Number of                 Expiration     Face       Unrealized
    Contracts     Issue          Date       Value      Depreciation

      210      10-Year U.S.      June
              Treasury Note      2005      $22,979        $(420)


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                     (in Thousands)

                                           Notional      Unrealized
                                            Amount     Depreciation

    Receive a variable rate equal to 7-Day
    Bond Market Association Municipal
    Swap Index Rate and pay a fixed rate
    equal to 3.759%

    Broker, JPMorgan Chase Bank
    Expires November 2018                  $ 1,520       $     (2)

    Receive a variable rate equal to 7-Day
    Bond Market Association Municipal
    Swap Index Rate and pay a fixed rate
    equal to 3.971%

    Broker, JPMorgan Chase Bank
    Expires August 2026                    $ 3,210             (9)
                                                         ---------
    Total                                                $    (11)
                                                         =========

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                               MuniYield Pennsylvania Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Pennsylvania--138.9%

           $ 3,000    Allegheny County, Pennsylvania, Higher Education Building Authority, University Revenue
                      Bonds (Carnegie Mellon University), 5.125% due 3/01/2032                                          $   3,133

             2,000    Allegheny County, Pennsylvania, Hospital Development Authority, Health Center Revenue Bonds
                      (University of Pittsburgh Medical Center Health System), Series B, 6% due 7/01/2026 (f)               2,454

                      Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds (f)(i):
             5,000        5.375% due 12/01/2007                                                                             5,384
             9,000        5.50% due 12/01/2010                                                                             10,063
             3,660        5.75% due 12/01/2010                                                                              4,139

             1,000    Dauphin County, Pennsylvania, GO, Series C, 5% due 3/01/2024 (f)                                      1,058

             5,500    Delaware County, Pennsylvania, IDA Revenue Bonds (Pennsylvania Suburban Water Company Project),
                      AMT, Series A, 5.15% due 9/01/2032 (a)                                                                5,721

             1,500    Delaware Valley, Pennsylvania, Regional Finance Authority, Local Government Revenue Bonds,
                      5.75% due 7/01/2032                                                                                   1,742

             2,600    Geisinger, Pennsylvania, Health System Authority Revenue Bonds (Geisinger Health System),
                      VRDN, 3.05% due 11/15/2032 (g)                                                                        2,600

             4,000    Gettysburg, Pennsylvania, Municipal Authority, College Revenue Refunding Bonds, 5% due
                      8/15/2023 (f)                                                                                         4,219

             4,000    Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Lancaster General Hospital
                      Project), 5.50% due 3/15/2026                                                                         4,200

             3,000    Lehigh County, Pennsylvania, General Purpose Authority, Hospital Revenue Refunding Bonds
                      (Saint Lukes Hospital of Bethlehem), 5.375% due 8/15/2033                                             3,054

             7,800    Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and Light Utilities
                      Corporation Project), Series A, 4.70% due 9/01/2029 (c)                                               7,847

             7,000    Luzerne County, Pennsylvania, IDA, Water Facility Revenue Refunding Bonds (Pennsylvania
                      American Water Company Project), AMT, Series A, 5.10% due 9/01/2034 (a)                               7,237

             2,675    North Allegheny, Pennsylvania, School District, GO, Series C, 5.25% due 5/01/2027 (e)                 2,886

             5,000    Northampton Borough, Pennsylvania, Municipal Authority, Water Revenue Bonds, 5% due 5/15/2034 (f)     5,237

             6,000    Northumberland County, Pennsylvania, IDA, Water Facilities Revenue Refunding Bonds (Aqua
                      Pennsylvania Inc. Project), AMT, 5.05% due 10/01/2039 (c)                                             6,178

             3,055    Pennsbury, Pennsylvania, School District, GO, Refunding, 5.50% due 1/15/2020 (c)                      3,372

             1,430    Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 60A, 5.85% due
                      10/01/2027 (d)(f)                                                                                     1,475

             5,500    Pennsylvania State, GO, RIB, Series 465X, 8.24% due 10/01/2019 (f)(h)                                 6,811

                      Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (UPMC Health System),
                      Series A:
               175        5% due 8/01/2005 (e)                                                                                176
             3,000        6% due 1/15/2022                                                                                  3,319

             7,000    Pennsylvania State IDA, EDR, Refunding, 5.50% due 7/01/2020 (a)                                       7,822

                      Pennsylvania State Public School Building Authority, Revenue Bonds (Lehigh Career and
                      Technical Institute) (c):
             3,585        5.125% due 10/01/2028                                                                             3,786
             2,000        5.25% due 10/01/2032                                                                              2,134

                      Pennsylvania State Public School Building Authority, School Lease Revenue Bonds (The School
                      District of Philadelphia Project) (e):
            10,000        5.25% due 6/01/2025                                                                              10,901
            10,300        5% due 6/01/2033                                                                                 10,705

             7,500    Pennsylvania State Public School Building Authority, School Revenue Bonds, DRIVERS, Series 371,
                      7.195% due 6/01/2011 (e)(h)                                                                           8,583

             7,500    Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, DRIVERS, Series 366,
                      7.695% due 6/01/2011 (f)(h)                                                                           9,337

             1,700    Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Refunding Bonds, Series A,
                      5% due 12/01/2023 (a)                                                                                 1,802

             3,900    Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds, DRIVERS, Series 460-Z,
                      7.695% due 6/01/2012 (a)(h)                                                                           4,757


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                   MuniYield Pennsylvania Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Pennsylvania (concluded)

                      Philadelphia, Pennsylvania, Authority for Industrial Development, Airport Revenue Refunding
                      Bonds (Philadelphia Airport System Project), AMT, Series A (c):
           $ 4,000        5.50% due 7/01/2017                                                                           $   4,352
             3,655        5.50% due 7/01/2018                                                                               3,969

                      Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue Bonds:
             9,125        (City of Philadelphia Project), Series A, 5.375% due 2/15/2027 (f)                                9,602
             3,000        Series B, 5.50% due 10/01/2020 (e)                                                                3,307
             4,680        Series B, 5.50% due 10/01/2021 (e)                                                                5,158

            10,000    Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998 General Ordinance, 4th Series, 5%
                      due 8/01/2032 (e)                                                                                    10,415

                      Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                      Revenue Refunding Bonds:
               100        (Children's Hospital Project), VRDN, Series C, 2.98% due 7/01/2031 (g)                              100
             1,600        (Children's Hospital Project), VRDN, Series D, 3.05% due 7/01/2031 (g)                            1,600
             3,000        (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)                                           3,708

             3,000    Philadelphia, Pennsylvania, Housing Authority Revenue Bonds (Capital Fund Program), Series A,
                      5.50% due 12/01/2018 (e)                                                                              3,309

             4,645    Philadelphia, Pennsylvania, Qualified Redevelopment Authority Revenue Bonds, AMT, Series B, 5%
                      due 4/15/2027 (c)                                                                                     4,788

             1,750    Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds (Neighborhood Transformation),
                      Series A, 5.50% due 4/15/2022 (c)                                                                     1,922

             5,000    Philadelphia, Pennsylvania, School District, GO, RIB, Series 677, 7.99% due 8/01/2021 (c)(h)          6,431

                      Philadelphia, Pennsylvania, School District, GO, Series D (c):
             5,000        5.125% due 6/01/2034                                                                              5,266
             4,000        5.25% due 6/01/2034                                                                               4,277

             5,000    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series A, 5% due 7/01/2028 (e)        5,262

             8,190    Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding Bonds, VRDN, 2.99% due
                      6/15/2023 (e)(g)                                                                                      8,190

             2,000    Pittsburgh, Pennsylvania, GO, Series A, 5% due 9/01/2017 (f)                                          2,161

                      Pittsburgh, Pennsylvania, Public Parking Authority, Parking Revenue Bonds (a):
             1,460        5.80% due 12/01/2017                                                                              1,623
             1,525        5.85% due 12/01/2018                                                                              1,698

             2,000    Pittsburgh, Pennsylvania, Public Parking Authority, Parking Revenue Refunding Bonds, Series A,
                      5% due 12/01/2025 (c)                                                                                 2,102

             2,400    Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System Revenue Bonds,
                      First Lien, Series B, 5.255%* due 9/01/2030 (c)                                                         672

                      Reading, Pennsylvania, School District, GO, Series B (c):
            10,425        5.263%* due 1/15/2028                                                                             3,325
             3,145        5.213%* due 1/15/2030                                                                               900

             2,600    Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding Bonds (Guthrie
                      Healthcare System), Series A, 5.875% due 12/01/2031                                                   2,757

                      Southeastern Pennsylvania Transportation Authority, Special Revenue Bonds (c):
             4,500        5.375% due 3/01/2017                                                                              4,772
             2,525        5.375% due 3/01/2022                                                                              2,664


Guam--1.4%

             2,500    A.B. Won Guam International Airport Authority, General Revenue Refunding Bonds, AMT, Series C,
                      5% due 10/01/2023 (f)                                                                                 2,587


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                   MuniYield Pennsylvania Insured Fund          (In Thousands)

           Face
           Amount     Municipal Bonds                                                                                    Value
Puerto Rico--18.4%


           $10,000    Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5% due 7/01/2034                      $  10,372

            13,500    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR, 5% due 7/01/2027 (j)           14,374

                      Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding Bonds,
                      Series I:
             2,500        5.50% due 7/01/2025                                                                               2,757
             5,000        5.375% due 7/01/2034                                                                              5,404

             1,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E,
                      5.50% due 8/01/2029                                                                                   1,071

           Total Investments (Cost--$274,826**)--158.7%                                                                   293,027
           Liabilities in Excess of Other Assets--(3.4%)                                                                  (6,398)
           Preferred Shares, at Redemption Value--(55.3%)                                                               (102,020)
                                                                                                                        ---------
           Net Assets Applicable to Common Shares--100.0%                                                               $ 184,609
                                                                                                                        =========

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHA Insured.

(e) FSA Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Prerefunded.

(j) XL Capital Insured.

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase of the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)


    Aggregate cost                                   $      274,807
                                                     ==============
    Gross unrealized appreciation                    $       18,258
    Gross unrealized depreciation                              (38)
                                                     --------------
    Net unrealized appreciation                      $       18,220
                                                     ==============


    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)


                                          Net             Dividend
    Affiliate                           Activity           Income

    CMA Pennsylvania Municipal
      Money Fund                        (4,139)              $3


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                     (in Thousands)

                                                       Unrealized
                                        Notional      Appreciation
                                         Amount      (Depreciation)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.76%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2015                      $11,400       $   (146)

    Receive a variable rate equal to
    3-Month LIBOR at quarterly reset
    date and pay a fixed rate equal
    to 5.066%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires July 2015                      $14,000           (464)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.627%

    Broker, JPMorgan Chase Bank
    Expires August 2015                    $36,000               5
                                                         ---------
    Total                                                $   (605)
                                                         =========

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Net Assets

                                                                                MuniYield         MuniYield         MuniYield
                                                                                 Florida          New Jersey       Pennsylvania
                                                                                 Insured           Insured           Insured
As of April 30, 2005                                                               Fund           Fund, Inc.           Fund
Assets

           Investments in unaffiliated securities, at value*                $   193,091,157    $   212,815,088    $   293,027,318
           Cash                                                                      71,254             85,607            128,510
           Unrealized appreciation on forward interest rate swaps                        --                 --              5,328
           Receivables for securities sold                                        6,121,172          7,945,865                 --
           Interest receivable                                                    2,329,616          3,115,109          3,981,769
           Variation margin receivable                                                   --             51,119                 --
           Prepaid expenses and other assets                                         16,745            239,966             17,974
                                                                            ---------------    ---------------    ---------------
           Total assets                                                         201,629,944        224,252,754        297,160,899
                                                                            ---------------    ---------------    ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                   247,477             10,641            610,359
           Payables for securities purchased                                      1,057,644         14,055,504          9,443,232
           Dividends payable to Common Stock/Shareholders                            37,884            140,516            129,737
           Payable to investment adviser                                             76,337             79,998            109,054
           Payable for swaps                                                             --                 --            100,500
           Offering costs payable                                                   100,934                 --             98,819
           Payable to other affiliates                                                1,397              2,309              3,140
           Accrued expenses and other liabilities                                    34,925             27,245             37,611
                                                                            ---------------    ---------------    ---------------
           Total liabilities                                                      1,556,598         14,316,213         10,532,452
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

           Preferred Stock/Shares, at redemption value, of AMPS+++ at
           $25,000 per share liquidation preference++**                          72,029,352         73,524,170        102,019,568
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

           Net assets applicable to Common Stock/Shares                     $   128,043,994    $   136,412,371    $   184,608,879
                                                                            ===============    ===============    ===============

Analysis of Net Assets Applicable to Common Stock/Shares

           Undistributed investment income--net                             $     1,652,170    $     1,919,125    $     1,872,050
           Accumulated realized capital losses--net                             (3,414,803)        (1,198,041)        (5,810,211)
           Unrealized appreciation--net                                          11,576,531         12,089,777         17,596,305
                                                                            ---------------    ---------------    ---------------
           Total accumulated earnings--net                                        9,813,898         12,810,861         13,658,144
                                                                            ---------------    ---------------    ---------------
           Common Stock/Shares, par value $.10 per share++++                        844,046            876,778          1,147,245
           Paid-in capital in excess of par                                     117,386,050        122,724,732        169,803,490
                                                                            ---------------    ---------------    ---------------
           Net Assets                                                       $   128,043,994    $   136,412,371    $   184,608,879
                                                                            ===============    ===============    ===============
           Net asset value per share of Common Stock/Shares                 $         15.17    $         15.56    $         16.09
                                                                            ===============    ===============    ===============
           Market Price                                                     $         14.63    $         14.92    $         15.43
                                                                            ===============    ===============    ===============
             * Identified cost                                              $   181,267,149    $   200,294,709    $   274,825,982
                                                                            ===============    ===============    ===============
            ** Preferred Stock/Shares issued and outstanding:
               Series A, par value of $.05 per share                                  2,400              2,240              1,600
                                                                            ===============    ===============    ===============
               Series B, par value of $.05 per share                                    480                 --              1,920
                                                                            ===============    ===============    ===============
               Series B, par value of $.10 per share                                     --                700                 --
                                                                            ===============    ===============    ===============
               Series C, par value of $.05 per share                                     --                 --                560
                                                                            ===============    ===============    ===============
            ++ Preferred Stock/Shares authorized                                  1,000,000              2,940          1,000,000
                                                                            ===============    ===============    ===============
          ++++ Common Stock/Shares issued and outstanding                         8,440,456          8,767,782         11,472,447
                                                                            ===============    ===============    ===============

           +++ Auction Market Preferred Stock/Shares.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Operations
                                                                                MuniYield         MuniYield         MuniYield
                                                                                 Florida          New Jersey       Pennsylvania
                                                                                 Insured           Insured           Insured
For the Six Months Ended April 30, 2005                                            Fund           Fund, Inc.           Fund
Investment Income

           Interest                                                         $     4,938,460    $     5,261,980    $     7,165,167
           Dividends from affiliates                                                  5,984             10,092              3,135
                                                                            ---------------    ---------------    ---------------
           Total income                                                           4,944,444          5,272,072          7,168,302
                                                                            ---------------    ---------------    ---------------

Expenses

           Investment advisory fees                                                 493,823            520,663            707,196
           Commission fees                                                           87,628             92,058            123,017
           Accounting services                                                       42,918             44,542             58,665
           Professional fees                                                         23,640             25,623             28,055
           Transfer agent fees                                                       21,955             24,469             29,585
           Printing and shareholder reports                                          15,205             18,487             16,569
           Directors'/Trustees' fees and expenses                                    12,945             13,346             13,074
           Listing fees                                                              10,324             10,100             10,130
           Custodian fees                                                             6,466              7,335              8,894
           Pricing fees                                                               7,725              9,017              5,283
           Other                                                                     15,576             13,667             19,841
                                                                            ---------------    ---------------    ---------------
           Total expenses before reimbursement                                      738,205            779,307          1,020,309
           Reimbursement of expenses                                                  (944)            (4,677)            (1,618)
                                                                            ---------------    ---------------    ---------------
           Total expenses after reimbursement                                       737,261            774,630          1,018,691
                                                                            ---------------    ---------------    ---------------
           Investment income--net                                                 4,207,183          4,497,442          6,149,611
                                                                            ---------------    ---------------    ---------------

Realized and Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                   1,494,582          2,359,765          2,880,706
               Futures contracts and forward interest rate swaps--net             (233,947)            804,943          (701,386)
                                                                            ---------------    ---------------    ---------------
           Total realized gain                                                    1,260,635          3,164,708          2,179,320
                                                                            ---------------    ---------------    ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                 (1,212,538)        (1,847,797)        (1,037,977)
               Futures contracts and forward interest rate swaps--net                 6,312          (213,849)             66,369
                                                                            ---------------    ---------------    ---------------
           Total change in unrealized appreciation/depreciation                 (1,206,226)        (2,061,646)          (971,608)
                                                                            ---------------    ---------------    ---------------
           Total realized and unrealized gain--net                                   54,409          1,103,062          1,207,712
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock/Shareholders

           Investment income--net                                                 (559,603)          (596,827)          (905,352)
                                                                            ---------------    ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations             $     3,701,989    $     5,003,677    $     6,451,971
                                                                            ===============    ===============    ===============

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                                MuniYield Florida Insured Fund

                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

           Investment income--net                                                              $     4,207,183    $     8,303,172
           Realized gain (loss)--net                                                                 1,260,635        (1,633,469)
           Change in unrealized appreciation/depreciation--net                                     (1,206,226)          3,344,665
           Dividends to Preferred Shareholders                                                       (559,603)          (612,024)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      3,701,989          9,402,344
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

           Investment income--net                                                                  (3,848,848)        (7,862,285)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Shareholders              (3,848,848)        (7,862,285)
                                                                                               ---------------    ---------------

Common Share Transactions

           Offering and underwriting costs resulting from the issuance of Preferred Shares           (263,771)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from Common Share transactions                         (263,771)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

           Total increase (decrease) in net assets applicable to Common Shares                       (410,630)          1,540,059
           Beginning of period                                                                     128,454,624        126,914,565
                                                                                               ---------------    ---------------
           End of period*                                                                      $   128,043,994    $   128,454,624
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,652,170    $     1,853,438
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                       MuniYield New Jersey Insured Fund, Inc.

                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

           Investment income--net                                                              $     4,497,442    $     9,010,629
           Realized gain (loss)--net                                                                 3,164,708          (196,472)
           Change in unrealized appreciation/depreciation--net                                     (2,061,646)          2,083,358
           Dividends to Preferred Stock shareholders                                                 (596,827)          (560,277)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      5,003,677         10,337,238
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                  (4,102,597)        (8,192,082)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders        (4,102,597)        (8,192,082)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of dividends            141,176            289,289
           Offering and underwriting costs resulting from the issuance of Preferred Stock                   --          (304,468)
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets derived from Common Stock transactions                141,176           (15,179)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                   1,042,256          2,129,977
           Beginning of period                                                                     135,370,115        133,240,138
                                                                                               ---------------    ---------------
           End of period*                                                                      $   136,412,371    $   135,370,115
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,919,125    $     2,121,107
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                           MuniYield Pennsylvania Insured Fund

                                                                                                   For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                     2005              2004
Operations

           Investment income--net                                                              $     6,149,611    $    12,376,868
           Realized gain--net                                                                        2,179,320          1,895,759
           Change in unrealized appreciation/depreciation--net                                       (971,608)          3,646,173
           Dividends to Preferred Shareholders                                                       (905,352)          (914,080)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      6,451,971         17,004,720
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

           Investment income--net                                                                  (5,574,165)       (11,464,926)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Shareholders              (5,574,165)       (11,464,926)
                                                                                               ---------------    ---------------

Common Share Transactions

           Value of shares issued to Common Shareholders in reinvestment of dividends                  138,203                 --
           Offering and underwriting costs resulting from the issuance of Preferred Shares           (284,024)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from Common Share transactions                         (145,821)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

           Total increase in net assets applicable to Common Shares                                    731,985          5,539,794
           Beginning of period                                                                     183,876,894        178,337,100
                                                                                               ---------------    ---------------
           End of period*                                                                      $   184,608,879    $   183,876,894
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,872,050    $     2,201,956
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                               MuniYield Florida Insured Fund

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.22    $    15.04   $    15.04   $    14.94   $    13.89
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .50+++        .98+++      1.05+++         1.04         1.00
           Realized and unrealized gain (loss)--net                      .01           .20        (.06)          .06         1.06
           Less dividends and distributions to Preferred
           Shareholders:
               Investment income--net                                  (.07)         (.07)        (.07)        (.10)        (.23)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .44          1.11          .92         1.00         1.83
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Shareholders:
               Investment income--net                                  (.46)         (.93)        (.92)        (.90)        (.78)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Shareholders                                                (.46)         (.93)        (.92)        (.90)        (.78)
                                                                  ----------    ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting from
           the issuance of Preferred Shares                            (.03)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    15.17    $    15.22   $    15.04   $    15.04   $    14.94
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of period                  $    14.63    $    14.98   $    14.18   $    14.30   $    14.21
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     2.80%+++++         7.98%        6.45%        7.22%       13.96%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                         .73%+++++        12.73%        5.56%        7.19%       24.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

           Total expenses, net of reimbursement***                    1.16%*         1.09%        1.08%        1.11%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses***                                          1.16%*         1.10%        1.08%        1.11%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net***                            6.62%*         6.54%        6.86%        7.02%        6.90%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Shareholders               .88%*          .48%         .47%         .67%        1.58%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Shareholders             5.74%*         6.06%        6.39%        6.35%        5.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

           Dividends to Preferred Shareholders                        1.59%*         1.02%        1.00%        1.39%        3.21%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                                   MuniYield Florida Insured Fund

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Shares, end of
           period (in thousands)                                  $  128,044    $  128,455   $  126,915   $  126,947   $  126,035
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Shares outstanding, end of period
           (in thousands)                                         $   72,000    $   60,000   $   60,000   $   60,000   $   60,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         28.20%        31.22%       47.21%       40.55%       78.48%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,778    $    3,141   $    3,115   $    3,116   $    3,101
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

           Series A--Investment income--net                       $      198    $      255   $      251   $      348   $      803
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B++++--Investment income--net                   $      178            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Shareholders.

            ++ Amount is less than $(.01) per share.

          ++++ Series B was issued on November 22, 2004.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                      MuniYield New Jersey Insured Fund, Inc.

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.46    $    15.25   $    15.14   $    15.17   $    13.96
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .51+++       1.03+++      1.06+++         1.07         1.04
           Realized and unrealized gain (loss)--net                      .13           .21          .06        (.06)         1.21
           Less dividends and distributions to Preferred Stock
           shareholders:
               Investment income--net                                  (.07)         (.06)        (.06)        (.09)        (.20)
               Realized gain--net                                         --            --         --++         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .57          1.18         1.06          .92         2.05
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions to Common Stock
           shareholders:
               Investment income--net                                  (.47)         (.94)        (.94)        (.94)        (.84)
               Realized gain--net                                         --            --        (.01)        (.01)           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions to Common Stock
           shareholders                                                (.47)         (.94)        (.95)        (.95)        (.84)
                                                                  ----------    ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting from the
           issuance of Preferred Stock                                    --         (.03)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    15.56    $    15.46   $    15.25   $    15.14   $    15.17
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of period                  $    14.92    $    15.16   $    14.39   $    14.45   $    15.04
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     3.80%+++++         7.99%        7.24%        6.27%       15.04%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                        1.50%+++++        12.23%        6.02%        2.30%       19.04%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***                    1.15%*         1.06%        1.03%        1.07%        1.11%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses***                                          1.15%*         1.07%        1.04%        1.07%        1.11%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net***                            6.66%*         6.79%        6.89%        7.04%        7.01%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders         .88%*          .42%         .38%         .57%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock shareholders       5.78%*         6.37%        6.51%        6.47%        5.68%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                  1.63%*          .95%         .91%        1.32%        3.01%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                          MuniYield New Jersey Insured Fund, Inc.

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Stock, end of
           period (in thousands)                                  $  136,412    $  135,370   $  133,240   $  132,146   $  131,012
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                         $   73,500    $   73,500   $   56,000   $   56,000   $   56,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         27.92%        18.25%       24.70%       28.45%       57.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,856    $    2,842   $    3,379   $    3,360   $    3,340
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      217    $      232   $      228   $      330   $      753
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B++++--Investment income--net                   $      159    $       57           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Amount is less than $(.01) per share.

          ++++ Series B was issued on August 25, 2004.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                          MuniYield Pennsylvania Insured Fund

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    16.04    $    15.56   $    15.34   $    15.19   $    14.16
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .54+++       1.08+++      1.11+++         1.11         1.07
           Realized and unrealized gain--net                             .10           .48          .16          .13         1.03
           Less dividends to Preferred Shareholders:
               Investment income--net                                  (.08)         (.08)        (.07)        (.11)        (.24)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .56          1.48         1.20         1.13         1.86
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends to Common Shareholders:
               Investment income--net                                  (.49)        (1.00)        (.98)        (.98)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends to Common Shareholders                      (.49)        (1.00)        (.98)        (.98)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting from
           the issuance of Preferred Shares                            (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    16.09    $    16.04   $    15.56   $    15.34   $    15.19
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of period                  $    15.43    $    15.61   $    14.81   $    14.37   $    14.96
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     3.49%+++++        10.15%        8.33%        7.84%       14.02%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                        1.98%+++++        12.63%       10.07%        2.57%       35.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

           Total expenses, net of reimbursement***                    1.11%*         1.05%        1.07%        1.12%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses***                                          1.12%*         1.07%        1.08%        1.12%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net***                            6.73%*         6.89%        7.08%        7.30%        7.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Shareholders               .99%*          .51%         .47%         .70%        1.62%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Shareholders             5.74%*         6.38%        6.61%        6.60%        5.66%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

           Dividends to Preferred Shareholders                        1.81%*         1.04%         .95%        1.37%        3.11%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                              MuniYield Pennsylvania Insured Fund

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Shares, end of
           period (in thousands)                                  $  184,609    $  183,877   $  178,337   $  175,720   $  173,665
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Shares outstanding, end of period
           (in thousands)                                         $  102,000    $   88,000   $   88,000   $   88,000   $   88,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         24.24%        50.00%       55.57%       51.37%       69.58%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,810    $    3,090   $    3,027   $    2,997   $    2,973
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

           Series A--Investment income--net                       $      230    $      254   $      242   $      338   $      781
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      222    $      261   $      235   $      346   $      774
                                                                  ==========    ==========   ==========   ==========   ==========
           Series C++--Investment income--net                     $      200            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Shareholders.

            ++ Series C was issued on November 22, 2004.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset values of their Common Stock/Shares on a daily basis. Common Stock/Shares are listed on the New York Stock Exchange under the symbol MFT for MuniYield Florida Insured Fund, MJI for MuniYield New Jersey Insured Fund, Inc. and MPA for MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fundis reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to capital at the time of issuance of the stock/shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the six months ended April 30, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


Fund                          Investment                      Reimbursement

Muni Yield Florida            Merrill Lynch Institutional
   Insured Fund               Tax-Exempt Fund                        $  944
MuniYield New Jersey          CMA New Jersey
   Insured Fund, Inc.         Municipal Money Fund                   $4,677
MuniYield Pennsylvania        CMA Pennsylvania
   Insured Fund               Municipal Money Fund                   $1,618


During the six months ended April 30, 2005, Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $120,000 relating to MuniYield Florida Insured Fund and $140,000 relating to MuniYield Pennsylvania Insured Fund, in connection with the issuance of each Fund's Preferred Shares.

For the six months ended April 30, 2005, the Funds reimbursed FAM for certain accounting services. Each Fund's reimbursements were as follows:

Fund                                                          Reimbursement

MuniYield Florida Insured Fund                                       $2,426
MuniYield New Jersey Insured Fund, Inc.                              $2,709
MuniYield Pennsylvania Insured Fund                                  $3,120


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were as follows:


                                MuniYield        MuniYield        MuniYield
                                  Florida       New Jersey     Pennsylvania
                                  Insured          Insured          Insured
                                     Fund       Fund, Inc.             Fund

Total Purchases               $64,703,529      $60,691,337      $80,577,033
Total Sales                   $53,593,429      $56,845,541      $66,655,133


4. Share Transactions:
MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share (the "Common Shares"), together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (continued)


MuniYield New Jersey Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify any unissued shares of stock without approval of holders of Common Stock.


Common Stock/Shares

MuniYield Florida Insured Fund

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 increased by 9,294 and 18,785, respectively, as a result of dividend reinvestment.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the six months ended April 30, 2005 increased by 8,702 as a result of dividend reinvestment and remained constant during the year ended October 31, 2004.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred
Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A and $.10 per share for Series B. The yields in effect at April 30, 2005 were as follows:


                                MuniYield        MuniYield        MuniYield
                                  Florida       New Jersey     Pennsylvania
                                  Insured          Insured          Insured
                                     Fund       Fund, Inc.             Fund

Series A                            2.55%            2.25%            2.55%
Series B                            2.63%            2.25%            2.55%
Series C                               --               --            2.65%


MuniYield Florida Insured Fund

Shares issued and outstanding for the six months ended April 30, 2005 increased by 480 shares from the issuance of an additional series of Preferred Shares. Shares issued and outstanding for the year ended October 31, 2004 remained constant.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding for the six months ended April 30, 2005 remained constant. Shares issued and outstanding for the year ended October 31, 2004 increased by 700 shares from the issuance of an additional series of Preferred Stock.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding for the six months ended April 30, 2005 increased by 560 shares from the issuance of an additional series of Preferred Shares. Shares issued and outstanding for the year ended October 31, 2004 remained constant.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, MLPF&S earned commissions as follows:

Fund                                                            Commissions

MuniYield Florida Insured Fund                                      $42,368
MuniYield New Jersey Insured Fund, Inc.                             $61,414
MuniYield Pennsylvania Insured Fund                                 $84,589


5. Capital Loss Carryforward:

MuniYield Florida Insured Fund

On October 31, 2004, the Fund had a net capital loss carryforward of $4,109,860, of which $2,028,135 expires in 2008 and $2,081,725 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.

MuniYield New Jersey Insured Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $2,731,893, of which $492,523 expires in 2008, $1,078,250 expires in 2010 and $1,161,120 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (concluded)


MuniYield Pennsylvania Insured Fund

On October 31, 2004, the Fund had a net capital loss carryforward of $6,901,601, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common
Stock/Shares on May 27, 2005 to stock/shareholders of record on May 13, 2005. The amount of the tax-exempt income dividend was as follows:


                                                                  Per Share
Fund                                                                Account

MuniYield Florida Insured Fund                                     $.075000
MuniYield New Jersey Insured Fund, Inc.                            $.078000
MuniYield Pennsylvania Insured Fund                                $.080000



Proxy Results                                   MuniYield Florida Insured Fund


During the six-month period ended April 30, 2005, MuniYield Florida
Insured Fund's Common Shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005.
With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:


                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Trustees:         Robert C. Doll, Jr.                     5,299,888               98,368
                                         Donald W. Burton                        5,295,769              102,487
                                         John F. O'Brien                         5,297,769              100,487
                                         David H. Walsh                          5,297,769              100,487


                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.    3,860,864        133,362          114,875


During the six-month period ended April 30, 2005, MuniYield Florida
Insured Fund's Preferred Shareholders (Series A and B) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Board of Trustees: Robert C. Doll, Jr., Donald W. Burton,
   Laurie Simon Hodrick, John F. O'Brien, David H. Walsh and Fred G. Weiss         1,642                   4


                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.      2,639             75              165




SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                          MuniYield New Jersey Insured Fund, Inc.


During the six-month period ended April 30, 2005, MuniYield New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.,                    4,606,071              128,091
                                         Donald W. Burton                        4,610,634              123,528
                                         John F. O'Brien                         4,607,246              126,916
                                         David H. Walsh                          4,603,225              130,937



                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.    2,314,294         70,809           76,280


During the six-month period ended April 30, 2005, MuniYield New Jersey
Insured Fund, Inc.'s Preferred Shareholders (Series A--B) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposal and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Donald W. Burton, Laurie Simon Hodrick, John F. O'Brien,
   David H. Walsh and Fred G. Weiss                                                1,305                   20



                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.      2,686             67               94



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Proxy Results                              MuniYield Pennsylvania Insured Fund


During the six-month period ended April 30, 2005, MuniYield Pennsylvania Insured Fund's Common Shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005.
With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Trustees:         Robert C. Doll, Jr.                     7,075,299               83,220
                                         Donald W. Burton                        7,077,813               80,706
                                         John F. O'Brien                         7,072,396               86,123
                                         David H. Walsh                          7,074,598               83,921



                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.    5,135,377        168,045          163,095

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                    5,058,620        221,232          186,665


During the six-month period ended April 30, 2005, MuniYield Pennsylvania
Insured Fund's Preferred Shareholders (Series A--C) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                                                Shares Voted        Shares Withheld
                                                                                    For               From Voting
1. To elect the Fund's Board of Trustees: Robert C. Doll, Jr., Donald W. Burton,
   Laurie Simon Hodrick, John F. O'Brien, David H. Walsh and Fred G. Weiss         2,217                   3



                                                                     Shares Voted    Shares Voted     Shares Voted
                                                                         For           Against          Abstain
2. To approve an amendment to fundamental investment restrictions.      3,845             86              139

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                      3,761            220               89



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Theodore R. Jaeckel Jr., Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


MuniYield Florida Insured Fund and
MuniYield New Jersey Insured Fund, Inc.:

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares or Stock:                  Preferred Shares or Stock:
The Bank of New York                     The Bank of New York
101 Barclay Street                       101 Barclay Street - 7 West
New York, NY 10286                       New York, NY 10286


MuniYield Pennsylvania Insured Fund:

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:                           Preferred Shares:
EquiServe                                The Bank of New York
P.O. Box 43010                           101 Barclay Street - 7 West
Providence, RI 02940-3010                New York, NY 10286



Effective January 1, 2005, Terry K. Glenn, President and Director/Trustee and M. Colyer Crum, Director/Trustee of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund retired. The Funds' Board of Directors/Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Funds.



Investment Objectives


NYSE Symbol    MuniYield Florida Insured Fund seeks to provide shareholders
MFT            with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol    MuniYield New Jersey Insured Fund, Inc. seeks to provide
MJI            shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


NYSE Symbol    MuniYield Pennsylvania Insured Fund seeks to provide
MPA            shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Pennsylvania Insured Fund


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 20, 2005